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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): May 28, 2002

                          South Street Financial Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                  0-21083                 56-1973261
 ------------------------            ------------              ----------
(State or other jurisdiction          (Commission             (IRS Employer
  of incorporation)                   File Number)          Identification No.)




                              155 West South Street
                         Albemarle, North Carolina 28001
                         -------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184


                                      N/A
                                      ---
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

After reaching mandatory retirement age under the bylaws of South Street Financial Corp. (the "Registrant"), Carl M. Hill retired from his position as Chairman of the Board, Chief Executive Officer, and President of the Registrant, and as Chairman of the Board and Chief Executive Officer of its wholly-owned savings bank subsidiary, Home Savings Bank of Albemarle, Inc., S.S.B. (the "Subsidiary"), on May 28, 2002.

J. Banks Garrison, Vice President of South Central Oil Company, has been elected to the board of directors of the Registrant and the Subsidiary, effective May 28, 2002.

The following persons have also been elected as officers of the Registrant, effective May 28, 2002:

              R. Ronald Swanner         Chief Executive Officer, President, and
                                          Chairman of the Board
              Cris D. Turner            Vice President
              David L. Smith            Secretary
              Christopher F. Cranford   Treasurer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SOUTH STREET FINANCIAL CORP.


Date: July 25, 2002                        By:   /S/  R. Ronald Swanner
                                              ----------------------------
                                                R. Ronald Swanner
                                                Chief Executive Officer


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